Scudder
Greater Europe Growth Fund

Semiannual Report
April 30, 1997

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital through investment primarily in the equity securities of European companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER  [LOGO]

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights
  18  Notes to Financial Statements
  22  Report of Independent Accountants
  24  Officers and Directors
  25  Investment Products and Services
  26  Scudder Solutions

                                    In Brief


o Scudder Greater Europe Growth Fund provided a total return of 9.53% for the six months ended April 30, 1997. For the twelve-month period ended April 30, 1997, the Fund's total return was 21.47%, slightly surpassing the benchmark MSCI Europe Index.

o While European fiscal policy remains tight in anticipation of the Maastricht deadline for European Monetary Union (EMU), falling interest rates and weaker currencies are lending support to a pick-up in economic growth. At the company level, ongoing corporate restructuring is propelling stock prices.

o The Fund's strategy remains focused on identifying companies in Europe poised for growth on the basis of effective positioning in new or growing markets, as well as those companies whose global competitiveness will increase as they reap the benefits of restructuring.

                      2-Scudder Greater Europe Growth Fund

                         Letter From the Fund's Chairman


Dear Shareholders,

     We are pleased to present the report for Scudder Greater Europe Growth Fund for the semiannual period ended April 30, 1997. As outlined in the portfolio management discussion that follows, the Fund provided a solid total return over the six-month period of 9.53%. Privatizations of key industries, corporate restructurings, and improving growth prospects are providing a favorable backdrop in many European investment venues. We believe the Fund remains an attractive alternative for investors seeking exposure to the opportunities for capital appreciation over time to be found in European equity markets.

     We are also pleased to share with you the assessment of Morningstar, the fund rating service, of Scudder Greater Europe Growth Fund. In their March 1997 analysis, they write: "Scudder Greater Europe Growth Fund's double vision makes it twice as good...Lead manager Carol Franklin views Europe through two lenses, each of which captures different aspects of the economic changes sweeping across the region. The Fund's growth themes concentrate on new products and markets, while its restructuring plays focus on older industries reshaping themselves to become more competitive...If one misfires, the other can pick up the slack. And when both are on the mark -- as has been the case so far -- the Fund stands near the pinnacle of the Europe group."

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the "fund of funds" approach, offering four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more complete information on Scudder products and services, please turn to page 25.

     Thank you for your continued investment in Scudder Greater Europe Growth Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.

     Sincerely,
     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Greater Europe Growth Fund


                      3-Scudder Greater Europe Growth Fund

PERFORMANCE UPDATE as of April 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
4/30/97         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER GREATER EUROPE GROWTH FUND
--------------------------------------------
1 Year          $ 12,147    21.47%     21.47%
Life of Fund*   $ 16,004    60.04%     20.20%
--------------------------------------------
MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EUROPE INDEX
--------------------------------------------
1 Year          $ 12,096     20.96%    20.96%
Life of Fund*   $ 14,863     48.63%    17.19%
--------------------------------------------
*The Fund commenced operations on October 10, 1994.
 Index comparisons begin October 31, 1994.
----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Greater Europe Growth Fund
Year            Amount
----------------------
10/94*         $10,000
1/95           $ 9,466
4/95           $10,371
7/95           $11,482
10/95          $11,506
1/96           $11,859
4/96           $12,981
7/96           $13,299
10/96          $14,395
1/97           $15,581
4/97           $15,767

Morgan Stanley Capital International
(MSCI) Europe Index
Year            Amount
----------------------
10/94*         $10,000
1/95           $ 9,596
4/95           $10,598
7/95           $11,486
10/95          $11,321
1/96           $11,840
4/96           $12,288
7/96           $12,362
10/96          $13,298
1/97           $14,282
4/97           $14,863

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                               1995*       1996        1997
                             -------------------------------
NET ASSET VALUE.........     $12.61      $15.50      $ 18.63
INCOME DIVIDENDS........     $  .02      $  .22      $   .06
CAPITAL GAINS
DISTRIBUTIONS...........     $   --      $  .14      $   .14
FUND TOTAL RETURN (%)...       5.27       25.16        21.47
INDEX TOTAL RETURN (%)..       5.97       15.95        20.96

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

                     4 - SCUDDER GREATER EUROPE GROWTH FUND

PORTFOLIO SUMMARY as of April 30, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 8% Cash Equivalents)
---------------------------------------------------------------------------
France                             27%
United Kingdom                     18%
Germany                            17%
Sweden                              6%
Portugal                            5%
Netherlands                         5%
Switzerland                         5%
Poland                              4%
Spain                               4%
Other                               9%
--------------------------------------
                                  100%
--------------------------------------
At the end of the period, 60% of
equity assets were invested in the
core markets of France, the U.K.,
and Germany.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 8% Cash Equivalents)
--------------------------------------------------------------------------
Manufacturing                      18%
Financial                          12%
Durables                           11%
Health                             10%
Technology                          9%
Consumer Discretionary              7%
Service Industries                  7%
Utilities                           6%
Construction                        5%
Other                              15%
--------------------------------------
                                  100%
--------------------------------------
Many manufacturing companies
are beneficiaries of restructuring
and increased labor flexibility.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(16% of Portfolio)
--------------------------------------------------------------------------
1.   DASSAULT SYSTEMES SA
     Computer aided design, manufacturing and engineering software products
2.   ALCATEL ALSTHOM
     Manufacturer of transportation,
     telecommunication and energy equipment
3.   COMPUTERLAND POLAND S.A.
     Provider of computer services and systems
4.   VOLKSWAGEN AG
     Manufacturer of economy and luxury
     automobiles for sale worldwide
5.   PHILIPS ELECTRONICS NV
     Leading manufacturer of electrical equipment
6.   BARCLAYS PLC
     Commercial and investment banking,
     insurance and other financial services
7.   SCHNEIDER SA
     Manufacturer of electronic components and automated manufacturing systems
8.   ZENECA GROUP PLC
     Holding company: manufacturing and
     marketing of pharmaceutical and
     agrochemical products and specialty
     chemicals
9.   NOVARTIS AG
     Pharmaceutical company
10.  POWERGEN PLC
     Electric utility

The restructuring theme is
exemplified by the addition of
Volkswagen as one of the
portfolio's largest holdings.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                     5 - SCUDDER GREATER EUROPE GROWTH FUND

                         Portfolio Management Discussion
Dear Shareholders,

Scudder Greater Europe Growth Fund provided a total return of 9.53% for the six months ended April 30, 1997, while the unmanaged MSCI Europe Index rose 11.77% over the comparable period. For the twelve-month period ended April 30, 1997, the Fund's 21.47% return outpaced the MSCI Europe Index return of 20.96%.

Most European equity markets posted positive returns for the six-month period, with several registering record highs. However, in the last three months, a strengthening of the dollar versus Continental European currencies eroded returns for U.S. investors. In this regard, the Fund's partial hedging of its French franc and German deutschemark positions back into U.S. dollars benefited performance.

                           Review of European Markets

Both cyclical and structural developments fueled stock prices in Continental Europe over the period. While European fiscal policy remains tight in anticipation of the Maastricht deadline for European Monetary Union (EMU), falling interest rates and weaker currencies are lending support to a pick-up in economic growth. At the company level, ongoing corporate restructuring propelled stock prices in such Fund holdings as Philips Electronics (Netherlands), Alcatel Alsthom (France), and Volkswagen (Germany). Smaller European markets fared best, led by Finland, where equities were driven up by falling interest rates and excellent performance from Nokia, a portfolio holding and substantial part of that country's market. Spain and Portugal also sparkled, as favorable economic news and hopes for inclusion in the first round of EMU took hold. Both countries also enjoyed further success in their privatizations of leading companies. Spain showed particular progress in developing a broader investor base, as domestic retail investors enthusiastically participated in the privatizations as well as in several initial public offerings of smaller, service-oriented companies.

The United Kingdom market, Europe's largest, provided returns that were slightly above the regional average over the period. Britain stands out from the European continent in a number of ways. First, the country's economic cycle is ahead of the rest of Europe, and activity is vibrant. Solid real wage gains and employment growth, a strong property market, and a stimulative monetary policy underpin consumer confidence. Britain's currency, the pound sterling, has strengthened appreciably, a concern for British exporters but a boon to consumers. In contrast to the rest of Europe, rising inflation and interest rate increases are a risk. On the political front, the long anticipated election on May 1 swept out the Conservative government after 18 years in power, as Tony Blair, the new Prime Minister, pulled together a victory of historic proportions for the Labor Party. While the country and the markets await policy direction from the new government, Mr. Blair has transformed Labor into a more centrist party which appears to be supportive of a free market economy. His initial step of granting operational independence to the Bank of England is a most encouraging sign for capital markets.

                      6-Scudder Greater Europe Growth Fund

                               Portfolio Focus on
                Beneficiaries of Expanding Markets, Restructuring

The Fund's strategy remains focused on identifying companies in Europe poised for growth on the basis of effective positioning in new or growing markets, as well as those companies whose global competitiveness will increase as they reap the benefits of restructuring.

TelePizza, a small, recently listed company in Spain, was added to the portfolio recently and is illustrative of a company positioned to capitalize on a rapidly expanding market opportunity. Started in 1988, the company has already captured a dominant market share of more than 50% in the nascent market for pizza restaurants and home delivery service in Spain. The fast food market in Spain is growing at a rate of over 30% per annum and the home delivery segment -- which accounts for two-thirds of TelePizza's sales -- is growing even faster. TelePizza has high national consumer brand awareness and actively markets on the local and regional levels as well. The company has shown an ability to increase sales per outlet, driven by a motivated employee base. It has an efficient cost structure, benefiting from the centralization of the chain's purchases, as well as from a flexible workforce. Given the undeveloped state of the Spanish fast food market, the country seems able to absorb easily the company's aggressive expansion plans, which call for a 30% increase in stores over each of the next several years. TelePizza's strong cash flow should enable it to finance this expansion comfortably and we expect earnings per share to outstrip sales growth.

Another new portfolio holding, Volkswagen, represents the restructuring theme. The company is rapidly turning around from a situation where it was losing money. Led by a new CEO, VW has moved aggressively to slash costs, launched an impressive new model offensive and gained market share. VW decided to reduce the 16 platforms used for production to only four across all brands and regions. The platform consolidation process will be halfway accomplished by the end of 1997, allowing for the realization of substantial cost savings. In addition, VW has increased its focus on adding value, paying careful attention to the 20% of the car the customer sees and touches. Today VW ranks among the world's four largest car producers, is market share leader in Western Europe, and is strongly positioned in South America and other emerging markets. The company's high production volume allows economies of scale, unit cost declines, and enhanced competitiveness, positioning VW to win more market share. At the time of purchase, the stock traded at a modest price/cash flow multiple that undervalued the company's impressive position and potential.

Over the last six months we have sold a number of positions which seemed fully valued, including Hennes & Mauritz (Sweden), Christian Dior (France), Bulgari (Italy), SEBanken and Svenska Handelsbanken (Sweden), Thistle Hotels (UK). We also exited the disappointing holding VAE in Austria, and reduced our holdings in Italy.

                      7-Scudder Greater Europe Growth Fund

                    Outlook: Structural Changes Hold Promise

Despite recent market returns that have been rewarding, this is a challenging time for investors in Europe. Uncertainties over the EMU process, political change in the UK, electoral volatility in France and Germany, and longstanding weak growth and high unemployment are among the litany of investor concerns. We nevertheless remain heartened by the significant changes sweeping Europe and the conviction behind the moves to deregulate, restructure, develop equity markets, and recognize shareholder interests. Short-term setbacks may lie ahead for the markets, as well as for individual companies and stocks, but we believe investors in Europe will be able to reap substantial rewards over time as the quality and scope of investment opportunities continues to expand. Scudder Greater Europe Growth Fund remains an appropriate vehicle for investors seeking exposure to the potential for long-term capital appreciation offered by European equities, and we thank you for your continued investment in the Fund.

Sincerely,
Your Portfolio Management Team

/s/Carol L. Franklin          /s/Nicholas Bratt
Carol L. Franklin             Nicholas Bratt

/s/Joan R. Gregory
Joan R. Gregory


                      8-Scudder Greater Europe Growth Fund

                                Investment Portfolio as of April 30, 1997

                                                                                             Principal                Market
                                                                                             Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 7.5%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/97 at 5.375%, to be
  repurchased at $12,205,822 on 5/1/97, collateralized by a $11,426,000 U.S. Treasury                               ----------
  Note, 8.875%, 11/15/98 (Cost $12,204,000) ................................................  12,204,000            12,204,000
                                                                                                                    ----------
                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks 91%
------------------------------------------------------------------------------------------------------------------------------------
Czech Republic 0.7%
Central European Media Enterprises Ltd. "A" (Owner and operator of national and regional
  private commercial television stations in central Europe and Germany)* ...................      42,000             1,191,750
                                                                                                                    ----------
Denmark 0.7%
Novo-Nordisk AS "B" (Producer of insulin and industrial enzymes) ...........................      10,800             1,067,864
                                                                                                                    ----------
Finland 2.3%
Nokia AB Oy "A" (Leading manufacturer of telecommunications equipment and
  cellular telephones) .....................................................................      11,560               720,840
Pohjola Insurance Co., Ltd. "B" (Insurance company) ........................................      58,000             1,650,024
TT Tieto Oy "B" (Manufacturer of computer software) ........................................      19,000             1,442,617
                                                                                                                    ----------
                                                                                                                     3,813,481
                                                                                                                    ----------
France 24.0%
AXA UPA (Insurance group providing insurance, finance and real estate services)* ...........      17,488             1,075,701
Accor (Catering, hotels, travel services) ..................................................       7,350             1,053,777
Alcatel Alsthom (Manufacturer of transportation, telecommunication and energy equipment)* ..      25,735             2,860,914
Altran Technologies S.A. (Engineering and consulting services for aerospace, telecommunications
  and electronics fields) ..................................................................       3,300             1,147,482
Axime (Exseign) (Developer of financial databases, communication networks and trading
  computer systems for financial applications)* ............................................       7,440               894,635
Cap Gemini S.A. (Software consultants)* ....................................................      34,835             2,109,314
Carrefour Supermarche (Hypermarket operator and food retailer) .............................       1,625             1,014,303
Compagnie Generale des Eaux (Water utility) ................................................      14,800             2,061,048
Comptoirs Modernes (Operator of supermarkets, grocery and department stores) ...............       2,830             1,320,958
Dassault Systemes S.A. (Computer aided design, manufacturing and engineering
  software products)* ......................................................................      65,200             4,002,686
Elf Aquitaine (Petroleum company) ..........................................................       7,500               727,133
Lafarge (Leading producer of cement, concrete and aggregates) ..............................       3,092               202,744
Lafarge (Registered) .......................................................................      16,700             1,095,026
Le Carbone-Lorraine (Manufacturer of industrial and technological systems and components) ..       7,000             1,660,671
Legrand (Manufacturer of low~voltage electrical devices) ...................................       5,150               868,919
Lyonnaise des Eaux S.A. (Water utility) ....................................................      18,100             1,636,999

    The accompanying notes are an integral part of the financial statements.


                      9-SCUDDER GREATER EUROPE GROWTH FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Michelin "B" (Leading tire manufacturer) ...................................................      29,695             1,658,708
Pinault-Printemps, S.A. (Distributor of consumer goods) ....................................       2,796             1,175,776
Rexel (Distributor of electrical equipment) ................................................       4,750             1,265,202
Rhone-Poulenc S.A. "A" (Medical, agricultural and consumer chemicals)* .....................      37,900             1,274,370
Salomon S.A. (Manufacturer of ski and golf equipment) ......................................      15,400             1,085,755
Schneider S.A. (Manufacturer of electronic components and automated manufacturing systems) .      41,592             2,343,914
Scor (Property, casualty and life reinsurance company) .....................................      49,000             1,913,669
Synthelabo (Pharmaceutical and biomedical company) .........................................      14,600             1,738,095
Total S.A. "B" (International oil and gas exploration, development and production) .........      17,223             1,427,875
Valeo (Automobile and truck components manufacturer) .......................................      24,669             1,521,213
                                                                                                                    ----------
                                                                                                                    39,136,887
                                                                                                                    ----------
Germany 14.8%
Adidas AG (Manufacturer of sport shoes, clothing and equipment) ............................      13,300             1,385,857
BASF AG (Leading international chemical producer) ..........................................      41,100             1,584,921
Bayer AG (Leading chemical producer) .......................................................      37,450             1,489,568
Bayerische Vereinsbank AG (Commercial bank)* ...............................................      30,600             1,201,212
Commerzbank AG (Worldwide multi-service bank) ..............................................      73,300             1,965,527
Daimler-Benz AG (Automobile and truck manufacturer) ........................................      22,250             1,651,811
Daimler Benz Rights* .......................................................................      22,250                 1,927
Fresenius AG (Developer, manufacturer and distributor of pharmaceuticals) ..................      10,380             2,175,171
Fresenius AG Rights* .......................................................................      10,380                40,148
Hoechst AG (Chemical producer) .............................................................      28,600             1,122,702
Mannesmann AG (Bearer) (Diversified construction and technology company) ...................       3,500             1,375,956
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ...................      31,150             1,046,575
SAP AG (pfd.) (Computer software manufacturer) .............................................       5,750             1,058,551
Schering AG (Pharmaceutical and chemical producer) .........................................      14,150             1,355,982
SGL Carbon AG (Manufacturer of specialized graphite products) ..............................      13,600             1,896,031
VEBA AG (Electric utility, distributor of oil and chemicals) ...............................      24,350             1,253,872
VIAG AG (Provider of electrical power and natural gas services, aluminum products, chemicals,
  ceramics and glass) ......................................................................       2,100               933,468
Volkswagen AG (Manufacturer of economy and luxury automobiles for sale worldwide) ..........       5,385             2,667,242
                                                                                                                    ----------
                                                                                                                    24,206,521
                                                                                                                    ----------
Hungary 0.6%
Graboplast Rt (Producer of home improvement materials, artificial leather and book bindings)      20,500               939,497
                                                                                                                    ----------
Ireland 0.5%
Irish Life PLC (Provider of life and disability insurance and pensions) ....................     181,718               883,443
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                      10-SCUDDER GREATER EUROPE GROWTH FUND

                                                                                                                      Market
                                                                                                Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Italy 3.2%
Banca Fideuram SpA (Commercial bank) .......................................................     280,000               702,748
Gucci Group (New York Shares) (Designer and producer of personal luxury
  accessories and apparel) .................................................................      21,500             1,491,563
Saipem SpA (International contractor in oil and gas exploration and drilling, construction
  of refineries and pipelines) .............................................................     260,000             1,226,948
Telecom Italia Mobile SpA (Cellular telecommunication services) ............................     572,000             1,797,855
                                                                                                                    ----------
                                                                                                                     5,219,114
                                                                                                                    ----------
Netherlands 4.6%
Akzo-Nobel NV (Chemical producer) ..........................................................      12,500             1,609,717
Getronics NV (Provider of computer installation and maintenance services) ..................      60,584             1,833,901
Koninklijke Nedlloyd Groep NV (Container shipping and transportation) ......................      26,700               612,329
Philips Electronics NV (Leading manufacturer of electrical equipment) ......................      48,930             2,553,066
Unilever NV (Producer of packaged consumer goods, food, detergents, personal care items) ...       4,620               898,116
                                                                                                                    ----------
                                                                                                                     7,507,129
                                                                                                                    ----------
Poland 4.1%
Bank Przemyslowo Handlowy (Bank) ...........................................................      11,700               589,994
Bank Rozwoju Eksportu (Export bank) ........................................................      54,400             1,307,114
Computerland Poland S.A. (Provider of computer services and systems) .......................      97,700             2,841,733
Elektrim S.A. (Manufacturer of power equipment, electrical machinery and apparatus) ........      86,000               769,459
Zaklady Metali Lekkich Kety (Manufacturer of aluminum casting alloys and products) .........      52,000             1,134,366
                                                                                                                    ----------
                                                                                                                     6,642,666
                                                                                                                    ----------
Portugal 4.8%
Cimpor Cimentos de Portugal (Manufacturer of cement, ready mix concrete and aggregates)* ...      85,000             1,827,747
Engil-SGPS (Civil and public works construction) ...........................................     100,000             1,124,015
Portugal Telecom S.A. (Telecommunication services) .........................................      56,900             2,095,352
Semapa S.A. (Cement producer) ..............................................................      53,000             1,133,559
Telecel-Comunicacoes Pessoais, S.A. (Cellular communication services)* .....................      18,583             1,599,422
                                                                                                                    ----------
                                                                                                                     7,780,095
                                                                                                                    ----------
Spain 3.5%
Banco Bilbao Vizcaya, S.A. (Leading financial group) .......................................      22,600             1,521,042
Compania Telefonica Nacional de Espana S.A. (Telecommunication services) ...................      67,000             1,716,186
Empresa Nacional de Electricidad S.A. (Electric utility) ...................................      20,400             1,425,998
TelePizza, S.A. (Operator of fast-food pizza restaurants in Spain, Portugal, Poland, Mexico
  and Chile)* ..............................................................................      23,400             1,072,330
                                                                                                                    ----------
                                                                                                                     5,735,556
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                      11-SCUDDER GREATER EUROPE GROWTH FUND

                                                                                                                      Market
                                                                                                Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Sweden 5.9%
AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) ...............     100,500             1,312,888
Autoliv AB (Manufacturer of automobile safety bags) ........................................      39,700             1,444,556
Investor AB "B" (Investment company with holdings in listed shares of industrial companies).      42,200             1,844,779
L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular telephone equipment).     48,220             1,621,398
Skandia Foersaekrings AB (Free) (Financial conglomerate) ...................................      68,500             1,981,775
WM-Data AB (Data consulting and systems for large Nordic companies) ........................      18,325             1,331,241
                                                                                                                    ----------
                                                                                                                     9,536,637
                                                                                                                    ----------
Switzerland 4.7%
CS Holdings (Registered) (Provider of bank services, management services and life insurance).      9,435             1,062,918
Ciba Specialty Chemical (Manufacturer of chemical products for plastics, coatings,
  fibers and fabrics)* .....................................................................       1,984               171,000
Ciba Specialty Chemical (Registered)* ......................................................       8,253               711,321
Clariant AG (Registered) (Manufacturer of color chemicals) .................................       2,683             1,536,785
Holderbank Financiere Glaris AG (Bearer) (Cement producer) .................................         700               544,893
Novartis AG (Bearer) (Pharmaceutical company) ..............................................         938             1,236,238
Novartis AG (Registered) ...................................................................         815             1,074,130
Roche Holdings AG (PC) (Producer of drugs and medicines) ...................................         159             1,343,434
                                                                                                                    ----------
                                                                                                                     7,680,719
                                                                                                                    ----------
United Kingdom 16.6%
Avis Europe PLC (Car rental services)* .....................................................     990,000             2,165,263
B.A.T. Industries PLC (Tobacco, retailing, and financial services) .........................     114,000               958,548
BOC Group PLC (Producer of industrial gases) ...............................................     127,767             1,955,588
Barclays PLC (Commercial and investment banking, insurance and other financial services) ...     126,300             2,346,975
British Petroleum PLC (Major integrated world oil company) .................................      90,404             1,036,961
Carlton Communications PLC (Television post production products and services) ..............     197,800             1,621,506
Compass Group PLC (International catering group) ...........................................     172,400             1,888,103
General Electric Co., PLC (Manufacturer of power, communications and defense equipment
  and other various electrical components) .................................................     234,000             1,388,731
Glaxo Wellcome PLC (Pharmaceutical company) ................................................      80,000             1,572,145
Granada Group PLC (Television systems and broadcast, travel and leisure services,
  entertainment and theme park operator) ...................................................      56,000               808,365
Next PLC (Retailer of clothing, accessories and fashion jewelry, also through home shopping).     94,000               992,165
Pearson PLC (Diversified media and entertainment holding company) ..........................     167,000             1,926,363
PowerGen PLC (Electric utility) ............................................................     214,750             2,247,540
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .............     107,952             1,734,064
WPP Group PLC (Advertising agency) .........................................................     496,000             2,016,959

    The accompanying notes are an integral part of the financial statements.


                      12-SCUDDER GREATER EUROPE GROWTH FUND

                                                                                                                      Market
                                                                                                Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Zeneca Group PLC (Holding company: manufacturing and marketing of pharmaceutical
  and agrochemical products and specialty chemicals) .......................................      77,600             2,343,415
                                                                                                                   -----------
                                                                                                                    27,002,691
-------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $122,642,714)                                                                            148,344,050
-------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
                                                                                              Amount
-------------------------------------------------------------------------------------------------------------------------------
Purchased Options 1.5%
-------------------------------------------------------------------------------------------------------------------------------
France 0.9%
Put on French Francs, strike price FRF 5.56, expire 7/25/97 .........................  FRF   195,000,000             1,522,950
                                                                                                                   -----------
Germany 0.6%
Put on Deutsche Marks, strike price DEM 1.6833, expire 8/15/97 ......................  DEM    50,499,000               888,782
-------------------------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $1,261,991)                                                                            2,411,732
-------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $136,108,705) (a)                                                        162,959,782
-------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.
  (a) The cost for federal income tax purposes was $136,108,705. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $26,851,077. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,501,535 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,650,458.


      Currency Abbreviations:
      FRF      French Franc
      DEM      Deutsche Mark

    The accompanying notes are an integral part of the financial statements.


                      13-SCUDDER GREATER EUROPE GROWTH FUND

                                           Financial Statements

                                   Statement of Assets and Liabilities
                                           as of April 30, 1997

 Assets
------------------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $134,846,714) .............        $ 160,548,050
                  Cash ..............................................................                  974
                  Purchased options, at value (cost $1,261,991) .....................            2,411,732
                  Receivable for investments sold ...................................            2,200,991
                  Receivable for Fund shares sold ...................................              748,341
                  Dividends and interest receivable .................................              381,417
                  Foreign taxes recoverable .........................................              132,715
                  Deferred organization expenses ....................................               28,813
                  Other assets ......................................................                2,652
                                                                                             --------------
                  Total assets ......................................................          166,455,685

 Liabilities
------------------------------------------------------------------------------------------------------------------------------------
                  Payable for Fund shares redeemed ..................................              237,349
                  Accrued management fee ............................................              135,103
                  Other accrued expenses and payables ...............................              160,490
                                                                                             --------------
                  Total liabilities .................................................              532,942
                  -----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 165,922,743
                  -----------------------------------------------------------------------------------------
 Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income ......             (160,267)
                  Unrealized appreciation (depreciation) on:
                     Investments ....................................................           25,701,336
                     Options ........................................................            1,149,741
                     Foreign currency related transactions ..........................              (13,328)
                  Accumulated net realized gain .....................................            3,613,005
                  Paid-in capital ...................................................          135,632,256
                  -----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 165,922,743
                  -----------------------------------------------------------------------------------------
 Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($165,922,743 /
                     8,905,484 shares of capital stock outstanding, $.01 par value,          --------------
                     100,000,000 shares authorized) .................................               $18.63
                                                                                             --------------

    The accompanying notes are an integral part of the financial statements.


                      14-SCUDDER GREATER EUROPE GROWTH FUND

                                         Statement of Operations
                                     six months ended April 30, 1997

 Investment Income
------------------------------------------------------------------------------------------------------------------------------------
                  Dividends (net of foreign taxes withheld of $135,794) .............        $     906,970
                  Interest ..........................................................              304,221
                                                                                             --------------
                                                                                                 1,211,191
                                                                                             --------------
                  Expenses:
                  Management fee ....................................................              802,011
                  Services to shareholders ..........................................              305,215
                  Custodian and accounting fees .....................................              183,263
                  Directors' fees and expenses ......................................               26,050
                  Auditing ..........................................................               27,340
                  Reports to shareholders ...........................................               35,783
                  Amortization of organization expense ..............................                5,879
                  Registration fees .................................................               32,991
                  Legal .............................................................                4,882
                  Interest expense ..................................................                8,409
                  Other .............................................................                8,893
                                                                                             --------------
                  Total expenses before reductions ..................................            1,440,716
                  Expense reductions ................................................             (100,865)
                                                                                             --------------
                  Expenses, net .....................................................            1,339,851
                  -----------------------------------------------------------------------------------------
                  Net investment loss                                                             (128,660)
                  -----------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments .......................................................            3,775,536
                  Foreign currency related transactions .............................              (70,228)
                                                                                             --------------
                                                                                                 3,705,308
                                                                                             --------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments .......................................................            8,155,693
                  Options ...........................................................            1,149,741
                  Foreign currency related transactions .............................              (16,161)
                                                                                             --------------
                                                                                                 9,289,273
                  -----------------------------------------------------------------------------------------
                  Net gain on investment transactions                                           12,994,581
                  -----------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $  12,865,921
                  -----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      15-SCUDDER GREATER EUROPE GROWTH FUND

                       Statements of Changes in Net Assets

                                                                                  Six Months         Year
                                                                                     Ended           Ended
                                                                                   April 30,      October 31,
 Increase (Decrease) in Net Assets                                                   1997            1996
------------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) ................................  $   (128,660)   $    537,629
                  Net realized gain from investment transactions ..............     3,705,308         986,362
                  Net unrealized appreciation on investment transactions
                    during the period .........................................     9,289,273      13,130,041
                                                                                 -------------   -------------
                  Net increase in net assets resulting from operations ........    12,865,921      14,654,032
                                                                                 -------------   -------------
                  Distributions to shareholders from:
                  Net investment income .......................................      (490,975)       (320,199)
                                                                                 -------------   -------------
                  Net realized gains ..........................................    (1,145,608)       (427,101)
                                                                                 -------------   -------------
                  Fund share transactions:
                  Proceeds from shares sold ...................................   127,858,595     110,490,941
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions..............................     1,574,869         727,064
                  Cost of shares redeemed .....................................   (95,040,117)    (45,416,671)
                                                                                 -------------   -------------
                  Net increase in net assets from Fund share transactions .....    34,393,347      65,801,334
                                                                                 -------------   -------------
                  Increase in net assets ......................................    45,622,685      79,708,066
                  Net assets at beginning of period ...........................   120,300,058      40,591,992
                  Net assets at end of period (including accumulated
                    distributions in excess of net investment income of
                    $160,267 and undistributed net investment income of
                    $459,368, respectively) ...................................  $165,922,743    $120,300,058
                                                                                 -------------   -------------
 Other Information
------------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...................     6,993,392       2,901,077
                                                                                 -------------   -------------
                  Shares sold .................................................     7,003,528       6,939,733
                  Shares issued to shareholders in reinvestment of
                    distributions .............................................        88,625          52,194
                  Shares redeemed .............................................    (5,180,061)     (2,899,612)
                                                                                 -------------   -------------
                  Net increase in Fund shares .................................     1,912,092       4,092,315
                                                                                 -------------   -------------
                  Shares outstanding at end of period .........................     8,905,484       6,993,392
                                                                                 -------------   -------------

    The accompanying notes are an integral part of the financial statements.


                      16-SCUDDER GREATER EUROPE GROWTH FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                    For the Period
                                                                                                      October 10,
                                                                                                         1994
                                                     Six months                                     (commencement
                                                        Ended        Years Ended October 31,      of operations) to
                                                      April 30,                                        October 31,
                                                       1997 (a)       1996 (a)         1995               1994
====================================================================================================================
 Net asset value, beginning of period .............    $17.20         $13.99          $12.18           $12.00
                                                     ---------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss) .....................      (.02)           .13             .13              .01
 Net realized and unrealized gain on investment
    transactions ..................................      1.65           3.33            1.70              .17
                                                     ---------------------------------------------------------------
 Total from investment operations .................      1.63          3.46            1.83               .18
                                                     ---------------------------------------------------------------
 Less distributions from:
 Net investment income ............................      (.06)         (.11)           (.02)               --
 Net realized gains on investment transactions ....      (.14)         (.14)             --                --
                                                     ---------------------------------------------------------------
 Total distributions ..............................      (.20)         (.25)           (.02)               --
                                                     ---------------------------------------------------------------
 Net asset value, end of period ...................    $18.63        $17.20          $13.99            $12.18
====================================================================================================================
 Total Return (%) (b) .............................      9.53**       25.11           15.06              1.50**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ...........       166           120              41                 8
 Ratio of operating expenses, net to average
    daily net assets (%)...........................      1.69*         1.50            1.50              1.50*
 Ratio of operating expenses before expense
    reductions, to average daily net assets (%) ...      1.81*         1.97            2.74             11.46*
 Ratio of net investment income (loss) to average
    daily net assets (%) ..........................      (.16)*         .82            1.25              2.40*
 Portfolio turnover rate (%) ......................     95.25*         39.0            27.9                --
 Average commission rate paid (c) .................    $.0817        $.0509          $   --            $   --

 (a) Based on monthly average shares outstanding during the period.
 (b) Total returns would have been lower had certain expenses not been reduced.
 (c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
 *   Annualized
 **  Not annualized


                      17-SCUDDER GREATER EUROPE GROWTH FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


                      18-SCUDDER GREATER EUROPE GROWTH FUND

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                      19-SCUDDER GREATER EUROPE GROWTH FUND

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The difference primarily relates to investments in foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $95,464,370 and $70,711,298, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annualized rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser agreed not to impose all or a portion of its management fee until February 28, 1997, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the six months ended April 30, 1997, the Adviser did not impose a portion of its management fee amounting to $100,865, and the amount imposed amounted to $701,146.


                      20-SCUDDER GREATER EUROPE GROWTH FUND

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1997, the amount charged by SSC aggregated $243,264, of which $41,076 was unpaid at April 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides record keeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1997, the amount charged by STC aggregated $12,517, of which $2,134 was unpaid at April 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the six months ended April 30, 1997, the amount charged by SFAC aggregated $67,328, of which $10,936 was unpaid at April 30, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Directors' fees and expenses aggregated $26,050.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                      21-SCUDDER GREATER EUROPE GROWTH FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Greater Europe Growth Fund, including the investment portfolio, as of April 30, 1997, and the related statements of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997, for each of the two years in the period ended October 31, 1996 and for the period October 10, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund as of April 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended, and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997, for each of the two years in the period ended October 31, 1996 and for the period October 10, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
June 5, 1997


                      22-SCUDDER GREATER EUROPE GROWTH FUND

                                    This Page
                                  intentionally
                                   left blank.






                      23-Scudder Greater Europe Growth Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
Director; President, The Japan Society, Inc.

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Director; Professor Emeritus of Accounting, Columbia
University Graduate School of Business

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Richard W. Desmond*
Assistant Secretary

                         *Scudder, Stevens & Clark, Inc.

                      24-Scudder Greater Europe Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan*+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income Opportunities Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                      25-Scudder Greater Europe Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26-Scudder Greater Europe Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.
------------------------------------------------------------------------------------------------------------------------------
          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                              27-Scudder Greater Europe Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors

SCUDDER

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